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                                                                    EXHIBIT 99.2


                             LETTER OF TRANSMITTAL
 To accompany certificates formerly representing shares of preferred stock of

                             BANNER AEROSPACE, INC.

This Letter of Transmittal should be completed, signed and submitted, together with your certificate(s) formerly representing shares of the company's preferred stock to the Exchange Agent:

                 For Additional Information Call 1-800-777-3674

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               By Mail:                                                                      By Hand:
 ChaseMellon Shareholder Services, L.L.C.                                      ChaseMellon Shareholder Services, L.L.C.
 Reorganization Department                                                             Reorganization Department
               P.O. Box 3300                                                                 120 Broadway
     So. Hackensack, New Jersey 07606                                                         13th Floor
                                             By Overnight Courier:                     New York, New York  10271
                                      ChaseMellon Shareholder Services, L.L.C.
                                             Reorganizaiton Department
                                                85 Challenger Road,
                                                  Mail Drop-Reorg
                                         Ridgefield Park, New Jersey 07660
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IMPORTANT:  You should read the "Important Instructions" accompanying this
            Letter of Transmittal carefully before completing this Letter of
            Transmittal.

To:  ChaseMellon Shareholder Services, L.L.C.

Ladies and Gentlemen:

  Pursuant to the Agreement and Plan of Merger dated as of January 11, 1999 (the "Merger Agreement") by and among The Fairchild Corporation, MTA, Inc. and Banner Aerospace, Inc. (the "Company"), providing for the merger (the "Merger") of MTA, Inc. with and into the Company, the undersigned surrenders the enclosed preferred stock certificate(s) which, because of mandatory conversion provisions, immediately prior to the Merger represented shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), in exchange for 0._____ shares of Series A Common Stock of The Fairchild Corporation ("Fairchild Stock"), for each share of Common Stock. The undersigned is aware that each share of the Company's Series A Convertible Paid In-Kind Preferred Stock was automatically converted into a share of Common Stock prior to the Merger, and that certificates formerly representing shares of such preferred stock will be processed as representing an equal number of shares of Common Stock.

  The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to submit, sell, assign and transfer the enclosed certificate(s), and (ii) the shares of Common Stock represented by the enclosed certificate(s) are free and clear of all security interests, liens, charges, claims and encumbrances. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned acknowledges that submission of the certificate(s) representing shares of Common Stock listed above, and the delivery by the Exchange Agent of Fairchild Stock (and cash for fractional shares thereof) in exchange for such shares of Common Stock, are subject to the terms, conditions and limitations set forth in the Merger Agreement and in the Instructions below.

  Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the Fairchild Stock and any check in the name(s) of the undersigned. Unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the Fairchild Stock certificate(s), along with a check in lieu of fractional shares, to the person(s) to whom it is issued at the address shown above or, if the box entitled "Special Payment Instructions" is completed, to the name(s) and address therein indicated.

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
---------------------------------------------------------------------------------------------------------------
  Description of Preferred Stock Certificates Surrendered   (attach additional list, if necessary)
---------------------------------------------------------------------------------------------------------------
                                                                         Number of Shares
Name(s) and Address(es) of Registered Holder(s)         Certificate       Represented by        Purchase Date
(Please fill in as they appear on certificates)            Number         Certificate(s)          and Price*
---------------------------------------------------------------------------------------------------------------
                                                                                                Date:
                                                                                                Price:
                                                        -------------------------------------------------------
                                                                                                Date:
                                                                                                Price:
                                                        -------------------------------------------------------

                                                          Total Shares
----------------------------------------------------------------------------------------------
* - Information regarding purchase date and price is not required to exchange  certificates.
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             SPECIAL PAYMENT INSTRUCTIONS                                          SPECIAL DELIVERY INSTRUCTIONS
           (See Instructions 1, 4, 5 and 6)                                     (See Instructions 1, 4, 5,  and 6)
To be completed ONLY if the Fairchild Stock and any check is    To be completed ONLY if the Fairchild Stock and any check is to be
to be issued in the name(s) of someone other than the           sent to the registered holder(s) at an address other than that
registered holder(s) appearing under "Description of Share      appearing under "Description of Share Certificates Surrendered"
Certificates Surrendered."  The check will be mailed to the     or, if the box to the left is filled in, to the name(s) and
name(s) and address indicated below unless the box to the       address other than the name(s) and address appearing therein.
right is filled in.                                             Mail the Fairchild Stock and any check to:
Issue the Fairchild Stock and any check to:                     Name:
                                                                     --------------------------------------------------------
Name:                                                                                     (Please Print)
     -----------------------------------------------------      Address:
                        (Please Print)                                  -----------------------------------------------------
Address:                                                                                (Include Zip Code)
        --------------------------------------------------
                       (Include Zip Code)

----------------------------------------------------------
                     (Social Security Number
                    or Employer Identification
                              Number)
-----------------------------------------------------------------------------------------------------------------------------------
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SIGN HERE AND HAVE
SIGNATURE GUARANTEED, IF REQUIRED

     CERTIFICATION:  Under penalties of perjury, I certify that the information provided on this form is true, correct and complete.

                                                                                        GUARANTEE OF SIGNATURE
----------------------------------------------------------------------                    (See Instruction 2)
                       Signature(s) of Owner(s)
Dated                                                           , 199     ---------------------------------------------------
(Must be signed by registered holder(s) exactly as name(s) appear(s)                     (Authorized Signature)
 on stock certificate(s) or by person(s) authorized to become
 registered holder(s) by documents transmitted herewith.  If              ---------------------------------------------------
 signature is by officer, attorney, executor, administrator, trustee,                        (Name of Firm)
 custodian, guardian or others  acting in a fiduciary or other
 representative capacity, set forth full title and see Instruction 4.)    ---------------------------------------------------
                                                                                                 (Title)
----------------------------------------------------------------------
                       (Area Code and Tel. No.)                           ---------------------------------------------------
                                                                          (Address)                                (Zip Code)
-----------------------------------------------------------------------------------------------------------------------------
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

IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO MAY SUBJECT YOU TO 31% FEDERAL INCOME TAX WITHHOLDING FROM ANY CASH PAYMENT.

            PAYER'S NAME:  ChaseMellon Shareholder Services, L.L.C.
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SUBSTITUTE                       Part I --Taxpayer Identification Number --For all
Form W-9                         accounts, enter taxpayer identification number in      _______________________
Department of the Treasury       the box at right.  (For most individuals, this is      Social Security  Number
Internal Revenue Service         your social security  number.  If you do not have
                                 a number, see Obtaining a Number in the enclosed
                                 Guidelines.)  Certify by signing and dating         OR________________________
                                 below.  Note:  If the account is in more than one      Employer Identification
                                 name, see the chart in the enclosed Guidelines to               Number
                                 determine which social security or employer
                                 identification number to give the payer.            (If a waiting TIN write "Applied For")

                                 --------------------------------------------------------------------------------------------
Payor's Request for Taxpayer     PART II--For Payees Exempt From Backup Withholding, write "Exempt" and see the enclosed
Identification Number (TIN)      Guidelines and complete as instructed therein.
-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATION--Under penalties of perjury, I certify that:
(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
and
(2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that
I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also se instructions in the enclosed Guidelines.)

    SIGNATURES _______________________________  DATE_______________________________________



                                     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
                                          "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9
------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATE OF A WAITING TAXPAYER IDENTIFICATION NUMBER
------------------------------------------------------------------------------------------------------------------------------

I certify under penalties of perjury that a taxpayer; identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service
Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a properly certified taxpayer identification number to the Exchange Agent.

________________________________                        ______________________________
           Signature                                            Date
------------------------------------------------------------------------------------------------------------------------------
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

                             IMPORTANT INSTRUCTIONS



     1. Delivery of Letter of Transmittal and Certificate(s). This Letter of Transmittal or a copy thereof, properly completed and duly executed, together with the certificate(s) representing shares of Preferred Stock described on the face hereof (including certificates formerly representing preferred stock of the Company), must be delivered to the address set forth on the face hereof. A return envelope addressed to the Exchange Agent is enclosed for convenience.

     The method of delivery of certificate(s) representing shares of Preferred Stock and all other required documents is at the election and risk of the owner, but if sent by mail, it is recommended that they be sent by registered mail, properly insured with return receipt requested.

     2. Guarantee of Signatures. The signatures on each Letter of Transmittal must be guaranteed by a participant in a Securities Transfer Association recognized signature Guarantee Medallion program (an "Eligible Institution"), except in cases where share certificates are surrendered (i) by a registered holder of shares of Preferred Stock who has not completed either the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 4.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate number(s) and the number of shares of Preferred Stock should be listed on a separate signed schedule attached hereto.

     4. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) surrendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any alteration or change whatsoever.

     If the certificate(s) surrendered hereby is (are) owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any surrendered shares of Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. Additional copies of the Letter of Transmittal may be obtained from the Exchange Agent.

     When this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) listed and surrendered hereby, no endorsements of certificates or separate stock powers are required.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, such person's signature must be guaranteed by the Eligible Institution (as defined in Instruction 2 above) and such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s), the signature(s) on this Letter of Transmittal must correspond exactly with the name(s) of the last transferee(s) endorsed on such certificate(s) or indicated on the accompanying stock powers. The signature(s) on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate(s) or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such person(s) should so indicate when signing, and proper evidence, satisfactory to the Exchange Agent, of their authority to so act must be submitted.

     5. Stock Transfer Taxes. If payment for shares of Preferred Stock is to be made to any person(s) other than the registered holder(s), or if surrendered certificate(s) are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person(s) payable on account of the transfer to such persons(s) will be deducted from the payment for such shares of Preferred Stock unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

     6. Special Payment and Special Delivery Instructions. Indicate in the box entitled "Special Payment Instructions" the name(s), address and tax identification number(s) of the person(s) in whose name(s) the check is to be issued, if different from the name(s) and address appearing under "Description of Share Certificates Surrendered." Indicate in the box entitled "Special Delivery Instructions" the name(s) and address to which the check is to be sent, if different from the name(s) and address of the person(s) signing this Letter of Transmittal or, if the box entitled "Special Payment Instructions" is filled in, if different from the name(s) and address(es) as indicated therein.

     7. Taxpayer Identification Numbers. Under the federal income tax law, you are subject to certain penalties as well as withholding of tax at a 31% rate if you have not provided us with your correct Social Security number of other taxpayer identification number. Please read this notice carefully.

     You (as a payee) are required by law to provide us (as a payer) with your correct taxpayer identification number. A substitute Form W-9 is enclosed for that purpose and must be duly completed and executed by the registered holder(s) or the person(s) authorized to become a registered holder of the shares of Preferred Stock represented by the certificate(s) being surrendered and should be hand delivered or mailed with the certificate(s) to the Exchange Agent at the address set forth at the top of the Letter of Transmittal. The signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If you are an individual, your taxpayer identification number is your Social Security number. If you have not provided us with your correct taxpayer identification number, you may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, a cash payment in lieu of fractional shares that we make to you may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying Agent.

     If backup withholding applies, a payer is required to withhold 31% of cash payments made to you. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service. If you have any questions about your status under the law, contact your attorney or tax advisor or the Internal Revenue Service.

     8. Mutilated, Lost, Stolen or Destroyed Certificate(s). If a certificate or certificates representing share of Preferred Stock has been mutilated, lost, stolen or destroyed, you should contact the Exchange Agent in writing or by calling 1 (800) 777-3674.

     9. Additional Copies. Additional copies of this Letter of Transmittal may be obtained from the Exchange Agent at the address listed above.

     10. Notice to Holders of Certificates Representing Shares of Preferred Stock. Certificates representing shares of the Company's Series A Convertible Paid In-Kind Preferred Stock are being processed as if they represent shares of Common Stock. This is because each share of the Company's Series A Convertible Paid In-Kind Preferred Stock was automatically converted into a share of Common Stock prior to the Merger, in accordance with the terms of such preferred stock. Certificates representing such shares should be listed under "Description of Share Certificates Surrendered" on the face of this Letter of Transmittal (or on an attached, signed sheet if space is inadequate), along with any Common Stock certificates that are being surrendered.

     11. Assistance in Preparation of this Form. Questions and requests for assistance in completing and signing this Letter of Transmittal may be directed to the Exchange Agent at 1(800) 777-3674. The Exchange Agent shall have the absolute right to reject any Letter of Transmittal not in proper form or to waive any irregularities therein; and the Exchange Agent's interpretation of these Instructions will be final.